Loans and allowance for credit losses	12 Months Ended
Oct. 31, 2020
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Loans and allowance for credit losses

Note 5 Loans and allowance for credit losses
Loans by geography and portfolio net of allowance

	As at October 31, 2020

(Millions of Canadian dollars)	Canada	United States	Other International	Total	Allowance for loan losses (1)	Total net of allowance
Retail (2)
Residential mortgages	$319,287	$20,331	$2,979	$342,597	$(515)	$342,082
Personal	79,778	9,050	3,183	92,011	(1,185)	90,826
Credit cards (3)	17,060	340	226	17,626	(1,211)	16,415
Small business (4)	5,742	–	–	5,742	(123)	5,619
Wholesale (2), (5)	126,348	64,375	17,932	208,655	(2,605)	206,050
Total loans	$548,215	$94,096	$24,320	$666,631	$(5,639)	$660,992
Undrawn loan commitments – Retail	226,439	4,314	1,628	232,381	(176)
Undrawn loan commitments – Wholesale	111,860	184,308	64,859	361,027	(187)

	As at October 31, 2019

(Millions of Canadian dollars)	Canada	United States	Other International	Total	Allowance for loan losses (1)	Total net of allowance
Retail (2)
Residential mortgages	$287,767	$17,012	$3,312	$308,091	$(402)	$307,689
Personal	81,547	7,399	3,304	92,250	(762)	91,488
Credit cards (3)	19,617	439	255	20,311	(791)	19,520
Small business (4)	5,434	–	–	5,434	(50)	5,384
Wholesale (2), (5)	124,312	53,782	17,776	195,870	(1,095)	194,775
Total loans	$518,677	$78,632	$24,647	$621,956	$(3,100)	$618,856
Undrawn loan commitments – Retail	208,336	5,063	801	214,200	(225)
Undrawn loan commitments – Wholesale	101,017	176,022	54,982	332,021	(70)

(1)	Excludes allowance for loans measured at FVOCI of $6 million (October 31, 2019 – $nil).
(2)	Geographic information is based on residence of the borrower.
(3)	The credit cards business is managed as a single portfolio and includes both consumer and business cards.
(4)	Includes small business exposure managed on a pooled basis.
(5)	Includes small business exposure managed on an individual client basis.
Loans maturity and rate sensitivity

	As at October 31, 2020
	Maturity term (1)				Rate sensitivity

(Millions of Canadian dollars)	Under 1 year (2)	1 to 5 years	Over 5 years	Total	Floating	Fixed Rate	Non-rate- sensitive	Total
Retail	$213,946	$218,342	$25,688	$457,976	$129,870	$322,122	$5,984	$457,976
Wholesale	160,031	37,346	11,278	208,655	34,686	171,171	2,798	208,655
Total loans	$373,977	$255,688	$36,966	$666,631	$164,556	$493,293	$8,782	$666,631
Allowance for loan losses				(5,639)				(5,639)
Total loans net of allowance for loan losses				$660,992				$660,992

	As at October 31, 2019
	Maturity term (1)				Rate sensitivity

(Millions of Canadian dollars)	Under 1 year (2)	1 to 5 years	Over 5 years	Total	Floating	Fixed Rate	Non-rate- sensitive	Total
Retail	$216,610	$187,721	$21,755	$426,086	$114,736	$304,448	$6,902	$426,086
Wholesale	154,445	30,512	10,913	195,870	27,329	165,502	3,039	195,870
Total loans	$371,055	$218,233	$32,668	$621,956	$142,065	$469,950	$9,941	$621,956
Allowance for loan losses				(3,100)				(3,100)
Total loans net of allowance for loan losses				$618,856				$618,856

(1)	Generally, based on the earlier of contractual repricing or maturity date.
(2)	Includes variable rate loans that can be repriced at the clients’ discretion without penalty.
Allowance for credit losses

	For the year ended
	October 31, 2020					October 31, 2019

(Millions of Canadian dollars)	Balance at beginning of period	Provision for credit losses	Net write-offs (1)	Exchange rate and other	Balance at end of period	Balance at beginning of period	Provision for credit losses	Net write-offs (1)	Exchange rate and other	Balance at end of period
Retail
Residential mortgages	$402	$190	$(34)	$(40)	$518	$382	$68	$(37)	$(11)	$402
Personal	935	801	(411)	(16)	1,309	895	526	(474)	(12)	935
Credit cards	832	900	(484)	(2)	1,246	760	590	(518)	–	832
Small business	61	117	(31)	(7)	140	51	41	(28)	(3)	61
Wholesale	1,165	2,140	(380)	(130)	2,795	979	661	(397)	(78)	1,165
Customers’ liability under acceptances	24	83	–	–	107	21	5	–	(2)	24
	$3,419	$4,231	$(1,340)	$(195)	$6,115	$3,088	$1,891	$(1,454)	$(106)	$3,419
Presented as:
Allowance for loan losses	$3,100				$5,639	$2,912				$3,100
Other liabilities – Provisions	295				363	154				295
Customers’ liability under acceptances	24				107	21				24
Other components of equity	–				6	1				–

(1)
Loans written-off are generally subject to continued collection efforts for a period of time following write-off. The contractual amount outstanding on loans written-off during the year ended October 31, 2020 that are no longer subject to enforcement activity was $193 million (October 31, 2019 – $179 million).

The following table reconcile
s
the opening and closing allowance for each major product of loans and commitments as determined by our modelled, scenario-weighted allowance and the application of expert credit judgment as applicable. Reconciling items include the following:
•	Model changes, which generally comprise the impact of significant changes to the quantitative models used to estimate expected credit losses and any staging impacts that may arise.
•	Transfers between stages, which are presumed to occur before any corresponding remeasurements of the allowance.
•	Originations, which reflect the allowance related to assets newly recognized during the period, including those assets that were derecognized following a modification of terms.
•
Maturities, which reflect the allowance related to assets derecognized during the period without a credit loss being incurred, including those assets that were derecognized following a modification of terms.

•
Changes in risk, parameters and exposures, which comprise the impact of changes in model inputs or assumptions, including changes in forward-looking macroeconomic conditions; partial repayments and additional draws on existing facilities; changes in the measurement following a transfer between stages; and unwinding of the time value discount due to the passage of time in stage 1 and stage 2.

Allowance for credit losses – Retail and wholesale loans

	For the year ended
	October 31, 2020				October 31, 2019
	Performing		Impaired		Performing		Impaired

(Millions of Canadian dollars)	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
Residential mortgages
Balance at beginning of period	$146	$77	$179	$402	$142	$64	$176	$382
Provision for credit losses
Transfers to stage 1	221	(186)	(35)	–	87	(66)	(21)	–
Transfers to stage 2	(35)	42	(7)	–	(13)	16	(3)	–
Transfers to stage 3	(3)	(33)	36	–	(3)	(31)	34	–
Originations	76	–	–	76	51	–	–	51
Maturities	(16)	(15)	–	(31)	(14)	(10)	–	(24)
Changes in risk, parameters and exposures	(180)	291	34	145	(104)	104	41	41
Write-offs	–	–	(44)	(44)	–	–	(45)	(45)
Recoveries	–	–	10	10	–	–	8	8
Exchange rate and other	(3)	(16)	(21)	(40)	–	–	(11)	(11)
Balance at end of period	$206	$160	$152	$518	$146	$77	$179	$402

Personal
Balance at beginning of period	$272	$520	$143	$935	$242	$512	$141	$895
Provision for credit losses
Model changes	–	–	–	–	23	(48)	–	(25)
Transfers to stage 1	494	(487)	(7)	–	544	(537)	(7)	–
Transfers to stage 2	(107)	109	(2)	–	(87)	88	(1)	–
Transfers to stage 3	(3)	(64)	67	–	(2)	(142)	144	–
Originations	118	–	–	118	101	1	–	102
Maturities	(49)	(97)	–	(146)	(31)	(112)	–	(143)
Changes in risk, parameters and exposures	(245)	756	318	829	(517)	758	351	592
Write-offs	–	–	(545)	(545)	–	–	(600)	(600)
Recoveries	–	–	134	134	–	–	126	126
Exchange rate and other	–	(4)	(12)	(16)	(1)	–	(11)	(12)
Balance at end of period	$480	$733	$96	$1,309	$272	$520	$143	$935

Credit cards
Balance at beginning of period	$173	$659	$–	$832	$161	$599	$–	$760
Provision for credit losses
Transfers to stage 1	470	(470)	–	–	452	(452)	–	–
Transfers to stage 2	(98)	98	–	–	(81)	81	–	–
Transfers to stage 3	(2)	(372)	374	–	(2)	(341)	343	–
Originations	7	–	–	7	5	–	–	5
Maturities	(8)	(29)	–	(37)	(5)	(27)	–	(32)
Changes in risk, parameters and exposures	(177)	997	110	930	(358)	800	175	617
Write-offs	–	–	(617)	(617)	–	–	(655)	(655)
Recoveries	–	–	133	133	–	–	137	137
Exchange rate and other	(1)	(1)	–	(2)	1	(1)	–	–
Balance at end of period	$364	$882	$–	$1,246	$173	$659	$–	$832

Small business
Balance at beginning of period	$29	$10	$22	$61	$17	$16	$18	$51
Provision for credit losses
Model changes	–	–	–	–	11	(7)	–	4
Transfers to stage 1	12	(12)	–	–	18	(18)	–	–
Transfers to stage 2	(11)	11	–	–	(3)	3	–	–
Transfers to stage 3	–	(2)	2	–	–	(9)	9	–
Originations	20	–	–	20	13	–	–	13
Maturities	(7)	(6)	–	(13)	(5)	(8)	–	(13)
Changes in risk, parameters and exposures	35	28	47	110	(22)	32	27	37
Write-offs	–	–	(38)	(38)	–	–	(36)	(36)
Recoveries	–	–	7	7	–	–	8	8
Exchange rate and other	–	–	(7)	(7)	–	1	(4)	(3)
Balance at end of period	$78	$29	$33	$140	$29	$10	$22	$61

Wholesale
Balance at beginning of period	$281	$396	$488	$1,165	$274	$340	$365	$979
Provision for credit losses
Transfers to stage 1	154	(149)	(5)	–	145	(133)	(12)	–
Transfers to stage 2	(200)	221	(21)	–	(33)	36	(3)	–
Transfers to stage 3	(14)	(116)	130	–	(5)	(57)	62	–
Originations	860	–	–	860	239	44	–	283
Maturities	(479)	(301)	–	(780)	(162)	(165)	–	(327)
Changes in risk, parameters and exposures	410	1,091	559	2,060	(178)	331	552	705
Write-offs	–	–	(437)	(437)	–	–	(440)	(440)
Recoveries	–	–	57	57	–	–	43	43
Exchange rate and other	(17)	(10)	(103)	(130)	1	–	(79)	(78)
Balance at end of period	$995	$1,132	$668	$2,795	$281	$396	$488	$1,165
Key inputs and assumptions
The measurement of expected credit losses is a complex calculation that involves a large number of interrelated inputs and assumptions and the allowance is not sensitive to any one single factor alone. The key drivers of changes in expected credit losses include the following:
•	Changes in the credit quality of the borrower or instrument, primarily reflected in changes in internal risk ratings;
•
Changes in forward-looking macroeconomic conditions, specifically the macroeconomic variables to which our models are calibrated, which are those most closely correlated with credit losses in the relevant portfolio;

•	Changes in scenario design and the weights assigned to each scenario; and
•	Transfers between stages, which can be triggered by changes to any of the above inputs.
The COVID-19 pandemic significantly impacted our determination of allowance for credit losses and required the application of heightened judgment. Measures to contain the COVID-19 pandemic have sharply curtailed economic activity in many countries, resulting in unprecedented declines in GDP and a substantial increase in unemployment starting in the spring of 2020. Significant fiscal and monetary policy stimulus, as well as bank-led deferral programs have generally supported lower defaults during fiscal 2020. However, a resurgence of virus spread and re-imposition of containment measures to varying degrees in some regions, along with the tapering off of certain elements of fiscal support, has raised further uncertainty with regards to the timing and extent of recovery. As there is uncertainty as to how containment and support measures will evolve, our allowances have a higher than usual degree of uncertainty and the inputs used are inherently subject to change, which may materially change our estimate of Stage 1 and Stage 2 allowance for credit losses in future periods.
To address the uncertainties inherent in the current and future environment and to reflect all relevant risk factors not captured in our modelled results, we applied expert credit judgment in determining significant increases in credit risk since origination and our weighted allowance for credit losses. In light of the significant uncertainty, the impact of expert credit judgment on our allowances increased as compared to the previous year. We applied quantitative and qualitative adjustments for the impacts of the unprecedented macroeconomic scenarios arising from the COVID-19 pandemic, the temporary effects of the bank and government led payment support programs which may not completely mitigate future losses, and the impacts to particularly vulnerable sectors affected by the COVID-19 pandemic.
Internal risk ratings
Internal risk ratings are assigned according to the risk management framework outlined under the headings “Wholesale credit risk” and “Retail credit risk” of the Credit risk section of Management’s Discussion and Analysis. Changes in internal risk ratings are primarily reflected in the PD parameters, which are estimated based on our historical loss experience at the relevant risk segment or risk rating level, adjusted for forward-looking information.
Forward looking macroeconomic variables
The PD, LGD and EAD inputs used to estimate stage 1 and stage 2 credit loss allowances are modelled based on the macroeconomic variables (or changes in macroeconomic variables) that are most closely correlated with credit losses in the relevant portfolio. Each macroeconomic scenario used in our expected credit loss calculation includes a projection of all relevant macroeconomic variables used in our models for a five year horizon, reverting to long-run averages generally within the 2 to 5 year period. Depending on their usage in the models, macroeconomic variables are projected at a country, province/state or more granular level. These include one or more of the variables described below, which differ by portfolio and region.
Our allowance for credit losses reflects our economic outlook as at October 31, 2020. Subsequent changes to this forecast and related estimates will be reflected in our allowance for credit losses in future periods.
Our base scenario reflects a continuation of the recovery that has been underway since the sharp drop in economic activity in calendar Q2. The recovery is expected to be gradual with conditions returning to pre-shock levels for Canadian and U.S. GDP and unemployment towards the latter part of our forecast horizon.
Downside scenarios, including two additional and more severe downside scenarios designed for the energy and real estate sectors, reflect the possibility of a double-dip recession, with conditions deteriorating from Q4 2020 levels for up to two years, followed by a recovery for the remainder of the period. These scenarios assume a monetary policy response that returns the economy to a long-run, sustainable growth rate within the forecast period.
The upside scenario reflects stronger economic growth than the base scenario for the first two years, without further monetary policy responses, followed by a return to a long-run sustainable growth rate within the forecast period.

The following provides additional detail about our forecasts for certain key macroeconomic variables used in the models to estimate ACL on performing loans, commitments and acceptances:

•
Unemployment
– Quarterly average Canadian and U.S. unemployment rates both peaked at 13.0% in calendar Q2 2020. In calendar Q4 2020, unemployment rates are expected to decline to 8.7% in Canada and 7.5% in the U.S. We expect unemployment to remain elevated in 2021, but gradually improve over the forecast horizon.

•
Gross Domestic Product (GDP)
– Canadian and U.S. GDP experienced historical troughs in calendar Q2 2020. We expect GDP in calendar Q4 2020 to be 4.7% below Q4 2019 levels in Canada and 2.4% below such levels in the U.S., returning to pre-shock forecast levels in calendar 2024 with continuous improvement over the forecast horizon.

•
Oil price (West Texas Intermediate in US$)
– In our base forecast, we expect oil prices to recover from trough prices in April 2020 to an average price of $43 per barrel over the next 12 months and $48 per barrel in the following 2 to 5 years. The range of average prices in our alternative downside and upside scenarios is $23 to $49 per barrel for the next 12 months and $35 to $50 per barrel for the following 2 to 5 years. As at October 31, 2019, our base forecast included an average price of $59 per barrel for the next 12 months and $68 per barrel for the following 2 to 5 years.

•
Canadian housing price index
– In our base forecast, we expect housing prices to grow by 0.6% over the next 12 months, with a compound annual growth rate of 4.5% for the following 2 to 5 years. The range of annual housing price growth (contraction) in our alternative downside and upside scenarios is (29.6)% to 6.1% over the next 12 months and 2.9% to 11.1% for the following 2 to 5 years. As at October 31, 2019, our base forecast included housing price growth of 4.5% for the next 12 months and 4.7% for the following 2 to 5 years.

The primary variables driving credit losses in our retail portfolios are Canadian unemployment rates, Canadian GDP and Canadian housing price index. The Canadian overnight interest rate also impacts our retail portfolios. Our wholesale portfolios are affected by all of the variables discussed above; however, the specific variables differ by sector. Other variables also impact our wholesale portfolios including, but not limited to, the Canadian and U.S. 10 year BBB corporate and 10 year government bond yields, the TSX and S&P 500 indices, natural gas prices (Henry Hub) and the commercial real estate price index.
Increases in the following macroeconomic variables will generally correlate with higher expected credit losses: Canadian and U.S. unemployment rates, Canadian overnight interest rates, Canadian and U.S. 10 year BBB corporate bond and government bond yields.
Increases in the following macroeconomic variables will generally correlate with lower expected credit losses: Canadian housing price index, Canadian and U.S. GDP, TSX index, S&P 500 index, oil prices, natural gas prices, and commercial real estate price index.

Scenario design and weightings
Our estimation of expected credit losses in Stage 1 and Stage 2 considers five distinct future macroeconomic scenarios. Scenarios are designed to capture a wide range of possible outcomes and are weighted according to our expectation of the relative likelihood of the range of outcomes that each scenario represents at the reporting date. We then weight each scenario to take into account historical frequency, current trends, and forward-looking conditions which will change over time. The base case scenario is based on forecasts of the expected rate, value or yield for each of the macroeconomic variables identified above. The upside and downside scenarios are set by adjusting our base projections to construct reasonably possible scenarios and weightings that are more optimistic and pessimistic, respectively, than the base case. As described above, two additional downside scenarios capture the non-linear nature of potential credit losses across our portfolios.
The impact of each of our five scenarios varies across our portfolios given the portfolios have different sensitivities to movements in each macroeconomic variable. As described above, all scenarios are designed to include the impact of the COVID-19 pandemic as at October 31, 2020, reflective of current market conditions. In determining our IFRS 9 allowance for credit losses, we reassessed our scenario weights to more heavily weight the base case scenario relative to October 31, 2019. Since the onset of the global spread of the COVID-19 pandemic in the spring of 2020, we have reflected continued uncertainty and downside risk of a prolonged recovery by shifting additional weighting to our pessimistic scenarios. The possibility of a more prolonged recovery period, including the re-imposition of containment measures to varying degrees in some regions taken by the government have been reflected in our scenario design and weights.
The impact of weighting these multiple scenarios increased our ACL on performing loans, relative to our base scenario, by $606 million at October 31, 2020 (October 31, 2019 – $376 million).
Transfers between stages
Transfers between stage 1 and stage 2 are based on the assessment of significant increases in credit risk relative to initial recognition, as described in Note 2. The impact of moving from 12 months expected credit losses to lifetime expected credit losses, or vice versa, varies by product, is dependent on the expected remaining life at the date of the transfer and reflects the sharp drop in economic activity followed by a gradual recovery. Stage transfers may result in significant fluctuations in expected credit losses.
The following table illustrates the impact of staging on our ACL by comparing our allowance if all performing loans were in stage 1 to the actual ACL recorded on these assets.

As at

	October 31, 2020			October 31, 2019

	ACL – All performing loans in Stage 1	Impact of staging	Stage 1 and 2 ACL	ACL – All performing loans in Stage 1	Impact of staging	Stage 1 and 2 ACL
Performing loans (1)	$ 4,028	$ 1,031	$ 5,059	$ 1,737	$ 826	$ 2,563

(1)	Represents loans and commitments in stage 1 and stage 2.
Credit risk exposure by internal risk rating
The following table presents the gross carrying amount of loans measured at amortized cost, and the full contractual amount of undrawn loan commitments subject to the impairment requirements of IFRS 9. Risk ratings are based on internal ratings used in the measurement of expected credit losses as at the reporting date, as outlined in the internal ratings maps for Wholesale and Retail facilities in the Credit risk section of Management’s Discussion and Analysis.

	As at
	October 31, 2020				October 31, 2019

(Millions of Canadian dollars)	Stage 1	Stage 2	Stage 3 (1)	Total	Stage 1	Stage 2	Stage 3 (1)	Total
Retail
Loans outstanding – Residential mortgages
Low risk	$270,396	$2,848	$–	$273,244	$238,377	$6,764	$–	$245,141
Medium risk	15,230	3,307	–	18,537	14,033	1,347	–	15,380
High risk	4,346	1,467	–	5,813	2,843	2,722	–	5,565
Not rated (2)	43,176	936	–	44,112	40,030	726	–	40,756
Impaired	–	–	638	638	–	–	732	732
	333,148	8,558	638	342,344	295,283	11,559	732	307,574
Items not subject to impairment (3)				253				517
Total				342,597				308,091
Loans outstanding – Personal
Low risk	$71,245	$1,084	$–	$72,329	$71,619	$1,944	$–	$73,563
Medium risk	3,974	5,415	–	9,389	5,254	3,011	–	8,265
High risk	817	1,416	–	2,233	843	1,874	–	2,717
Not rated (2)	7,704	144	–	7,848	7,293	105	–	7,398
Impaired	–	–	212	212	–	–	307	307
Total	83,740	8,059	212	92,011	85,009	6,934	307	92,250
Loans outstanding – Credit cards
Low risk	$11,824	$63	$–	$11,887	$13,840	$103	$–	$13,943
Medium risk	1,596	2,360	–	3,956	2,250	1,827	–	4,077
High risk	132	1,105	–	1,237	137	1,432	–	1,569
Not rated (2)	490	56	–	546	677	45	–	722
Total	14,042	3,584	–	17,626	16,904	3,407	–	20,311
Loans outstanding – Small business
Low risk	$2,034	$172	$–	$2,206	$2,200	$107	$–	$2,307
Medium risk	1,976	1,143	–	3,119	2,163	563	–	2,726
High risk	126	192	–	318	138	196	–	334
Not rated (2)	9	–	–	9	10	–	–	10
Impaired	–	–	90	90	–	–	57	57
Total	4,145	1,507	90	5,742	4,511	866	57	5,434
Undrawn loan commitments – Retail
Low risk	$214,176	$887	$–	$215,063	$196,743	$1,894	$–	$198,637
Medium risk	10,402	291	–	10,693	8,251	246	–	8,497
High risk	1,141	129	–	1,270	851	208	–	1,059
Not rated (2)	5,238	117	–	5,355	5,861	146	–	6,007
Total	230,957	1,424	–	232,381	211,706	2,494	–	214,200
Wholesale – Loans outstanding
Investment grade	$50,998	$328	$–	$51,326	$47,133	$97	$–	$47,230
Non-investment grade	112,434	26,575	–	139,009	119,778	11,940	–	131,718
Not rated (2)	7,093	432	–	7,525	5,862	320	–	6,182
Impaired	–	–	2,235	2,235	–	–	1,829	1,829
	170,525	27,335	2,235	200,095	172,773	12,357	1,829	186,959
Items not subject to impairment (3)				8,560				8,911
Total				208,655				195,870
Undrawn loan commitments – Wholesale
Investment grade	$242,244	$1,022	$–	$243,266	$222,819	$18	$–	$222,837
Non-investment grade	92,262	21,581	–	113,843	96,191	9,007	–	105,198
Not rated (2)	3,918	–	–	3,918	3,986	–	–	3,986
Total	338,424	22,603	–	361,027	322,996	9,025	–	332,021

(1)
As at October 31, 2020, 90% of credit-impaired loans were either fully or partially collateralized (October 31, 2019 – 86%). For details on the types of collateral held against credit-impaired assets and our policies on collateral, refer to the Credit risk mitigation section of Management’s Discussion and Analysis.

(2)	In certain cases where an internal risk rating is not assigned, we use other approved credit risk assessments or rating methodologies, policies and tools to manage our credit risk.
(3)	Items not subject to impairment are loans held at FVTPL.

Loans past due but not impaired
(1)

	As at
	October 31, 2020				October 31, 2019

(Millions of Canadian dollars)	1 to 29 days	30 to 89 days	90 days and greater	Total	1 to 29 days	30 to 89 days	90 days and greater	Total
Retail	$3,346	$1,013	$129	$4,488	$3,173	$1,369	$186	$4,728
Wholesale	2,129	574	13	2,716	1,543	460	3	2,006
	$5,475	$1,587	$142	$7,204	$4,716	$1,829	$189	$6,734
(1)
Loans in our payment deferral programs established to help clients manage through the challenges of the COVID-19 pandemic have been re-aged to current and are not aged further during the deferral period. Subsequent to the payment deferral period, loans will commence re-aging from current. Amounts presented may include loans past due as a result of administrative processes, such as mortgage loans on which payments are restrained pending payout due to sale or refinancing. Past due loans arising from administrative processes are not representative of the borrowers’ ability to meet their payment obligations.

Loan modifications
We have established relief programs to help clients manage through challenges of the COVID-19 pandemic through payment deferrals, interest rate reductions, covenant waivers, and refinancing or credit restructuring. In some cases, the original terms of the associated loans were renegotiated or otherwise modified, resulting in changes to the contractual terms of the loans that affect the contractual cash flows. For the year ended October 31, 2020, the amortized cost of the loans whose contractual terms were modified while in Stage 2 or Stage 3 at the quarter ended before the modification was $8,437 million, resulting in no material modification losses. The gross carrying amount of loans transferred to Stage 1 whose contractual terms were previously modified while in Stage 2 or Stage 3 was not material for the year ended October 31, 2020.